                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 24, 1999


                             MANSUR INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                    FLORIDA
                 (State or other jurisdiction of incorporation)


          000-21325                                    65-0226813
  (Commission File Number)                 (I.R.S. Employer Identification No.)


8305 N.W. 27TH STREET, SUITE 107
         MIAMI, FLORIDA                                               33122
(Address of principal executive offices)                           (Zip Code)


                                 (305) 593-8015
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)



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                            Exhibit Index at Page 2
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ITEM 5.           OTHER EVENTS.

                  On August 24, 1999, Mansur Industries Inc. (the "Registrant") consummated the sale of an aggregate of 69,000 shares of newly created Series C Convertible Preferred Stock. A copy of the press release issued by the Registrant on August 25, 1999 announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

        (c)       Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-B and are filed herewith unless otherwise noted.

                                 EXHIBIT INDEX

        4.1 Certificate of Designation of Series C Convertible Preferred Stock dated as of August 24, 1999.

        4.2       Form of Series C Convertible Preferred Stock certificate.

        99.1      Press Release of Mansur Industries Inc. dated August 25, 1999.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MANSUR INDUSTRIES INC.



Date:  August 31,  1999                      By:    /s/ Paul I. Mansur
                                                -------------------------------
                                                      Paul I. Mansur
                                                      Chief Executive Officer



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